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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 15, 2001

                 American Express Credit Account Master Trust
                          (Issuer in respect of the
           Class A Series 1996-1 6.80% Asset Backed Certificates,
           Class B Series 1996-1 6.95% Asset Backed Certificates,
           Class A Series 1997-1 6.40% Asset Backed Certificates,
           Class B Series 1997-1 6.55% Asset Backed Certificates,
           Class A Series 1998-1 Floating Rate Asset Backed Certificates,
           Class B Series 1998-1 Floating Rate Asset Backed Certificates,
           Class A Series 1999-1 5.60% Asset Backed Certificates,
           Class B Series 1999-1 5.85% Asset Backed Certificates,
           Class A Series 1999-2 5.95% Asset Backed Certificates,
           Class B Series 1999-2 6.10% Asset Backed Certificates,
           Class A Series 1999-3 Floating Rate Asset Backed Certificates,
           Class B Series 1999-3 Floating Rate Asset Backed Certificates,
           Class A Series 1999-4 Floating Rate Asset Backed Certificates,
           Class B Series 1999-4 Floating Rate Asset Backed Certificates,
           Class A Series 1999-5 Floating Rate Asset Backed Certificates,
           Class B Series 1999-5 Floating Rate Asset Backed Certificates,
           Class A Series 1999-6 Floating Rate Asset Backed Certificates,
           Class B Series 1999-6 Floating Rate Asset Backed Certificates,
           Class A Series 2000-1 7.20% Asset Backed Certificates,
           Class B Series 2000-1 7.40% Asset Backed Certificates,
           Class A Series 2000-2 Floating Rate Asset Backed Certificates,
           Class B Series 2000-2 Floating Rate Asset Backed Certificates,
           Class A Series 2000-3 Floating Rate Asset Backed Certificates,
           Class B Series 2000-3 Floating Rate Asset Backed Certificates,
           Class A Series 2000-4 Floating Rate Asset Backed Certificates,
           Class B Series 2000-4 Floating Rate Asset Backed Certificates,
           Class A Series 2000-5 Floating Rate Asset Backed Certificates,
           Class B Series 2000-5 Floating Rate Asset Backed Certificates,
           Class A Series 2001-1 Floating Rate Asset Backed Certificates and Class B Series 2001-1 Floating Rate Asset Backed Certificates)
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                        American Express Centurion Bank
                 Co-Originator of the Trust and a Transferor
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            (Exact name of registrant as specified in its charter)

                                  33-95784
                                 333-67567
                                 000-20787-01
         Utah                    333-91473-01           11-2869526
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(State or other jurisdiction     (Commission           (IRS Employer
    of incorporation)            File Numbers)       Identification No.)

6985 Union Park Center, Midvale, Utah                      84047
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (801) 565-5000
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            American Express Receivables Financing Corporation II
                 Co-Originator of the Trust and a Transferor
           ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                 000-20787
           Delaware              333-91473              13-3854638
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(State or other jurisdiction     (Commission            (IRS Employer
    of incorporation)            File Numbers)       Identification No.)

200 Vesey Street, New York, New York                       10285
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (212) 640-4473
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Item 5.  Other Events

A.       Monthly Servicer's Certificate.

     Information concerning the American Express Credit Account Master Trust (the "Trust") is contained in the Monthly Servicer's Certificate dated March 12, 2001 for the Distribution Date occurring on March 15, 2001 covering activity from January 26, 2001 through February 24, 2001 and provided to the Bank of New York as Trustee under the Pooling and Servicing Agreement, (the "Agreement") dated as of May 16, 1996. Such Monthly Servicer's Certificate is attached hereto as Exhibit 20.1 and is incorporated herein by reference.

     On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "1996-1 Class A Certificates" and the "1996-1 Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to a Prospectus dated May 9, 1996 and issued under the Agreement, and the Series 1996-1 Supplement dated as of May 16, 1996 to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-1 Certificates accrues from May 16, 1996 and is payable on July 16, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Series 1996-1 Class A Certificates and the Series 1996-1 Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

     On August 7, 1997, the Trust issued $865,000,000 Class A Series 1997-1 6.40% Asset Backed Certificates and $60,000,000 Class B Series 1997-1 6.55% Asset Backed Certificates (the "1997-1 Class A Certificates" and the "1997-1 Class B Certificates", respectively, and collectively, the "Series 1997-1 Certificates"), offered pursuant to a Prospectus Supplement dated August 21, 1997 to a Prospectus dated August 21, 1997 and issued under the Agreement, and the Series 1997-1 Supplement dated as of August 7, 1997 to the Agreement (the " Series 1997-1 Supplement"). Interest on the Series 1997-1 Certificates accrues from August 28, 1997 and is payable on October 15, 1997 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1997-1 Class A Certificates and the Series 1997-1 Class B Certificates is scheduled to be distributed on the September 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1997-1 Supplement.

     On June 23, 1998, the Trust issued $825,000,000 Class A Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.09% per annum above the London interbank offered rate for one month United States dollar deposits ("LIBOR"), and $80,000,000 Class B Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.25% per annum above one month LIBOR (the "1998-1 Class A Certificates" and the "1998-1 Class B Certificates", respectively, and collectively, the "Series 1998-1 Certificates"), offered pursuant to a Prospectus Supplement dated June 17, 1998 to a Prospectus dated June 17, 1998 and issued under the Agreement, and the Series 1998-1 Supplement dated as of June 23, 1998 to the Agreement (the "Series 1998-1 Supplement"). Interest on the Series 1998-1 Certificates accrues from June 23, 1998 and is payable on July 14, 1998 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1998-1 Class A Certificates and the Series 1998-1 Class B Certificates is scheduled to be distributed on the June 2003 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1998-1 Supplement.

     On April 21, 1999, the Trust issued $865,000,000 Class A Series 1999-1 5.60% Asset Backed Certificates and $60,000,000 Class B Series 1999-1 5.85% Asset Backed Certificates (the "1999-1 Class A Certificates" and the "1999-1 Class B Certificates", respectively, and collectively, the "Series 1999-1 Certificates"), offered pursuant to a Prospectus Supplement dated April 13, 1999 to a Prospectus dated April 13, 1999 and issued under the Agreement, and the Series 1999-1 Supplement dated as of April 21, 1999 to the Agreement (the "Series 1999-1 Supplement"). Interest on the Series 1999-1 Certificates accrues from April 21, 1999 and is payable on May 17, 1999, and on the fifteenth day of each month thereafter - which is a Distribution Date as described above. Principal with respect to the Series 1999-1 Class A Certificates and the Series 1999-1 Class B Certificates is scheduled to be distributed on the April 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-1 Supplement.

     On May 19, 1999, the Trust issued $432,000,000 Class A Series 1999-2 5.95% Asset Backed Certificates and $30,000,000 Class B Series 1999-2 6.10% Asset Backed Certificates (the "1999-2 Class A Certificates" and the "1999-2 Class B Certificates", respectively, and collectively, the "Series 1999-2 Certificates"), offered pursuant to a Prospectus Supplement dated May 14, 1999 to a Prospectus dated May 14, 1999 and issued under the Agreement, and the Series 1999-2 Supplement dated as of May 19, 1999 to the Agreement (the "Series 1999-2 Supplement"). Interest on the Series 1999-2 Certificates accrues from May 19, 1999 and is payable on June 15, 1999, and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-2 Class A Certificates and the Series 1999-2 Class B Certificates is scheduled to be distributed on the May 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-2 Supplement.

     On May 19, 1999, the Trust issued $825,000,000 Class A Series 1999-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $80,000,000 Class B Series 1999-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.34% per annum above one month LIBOR (the "1999-3 Class A Certificates" and the "1999-3 Class B Certificates", respectively, and collectively, the "Series 1999-3 Certificates"), offered pursuant to a Prospectus Supplement dated May 14, 1999 to a Prospectus dated May 14, 1999 and issued under the Agreement, and the Series 1999-3 Supplement dated as of May 19, 1999 to the Agreement (the "Series 1999-3 Supplement"). Interest on the Series 1999-3 Certificates accrues from May 19, 1999 and is payable on June 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-3 Class A Certificates and the Series 1999-3 Class B Certificates is scheduled to be distributed on the May 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-3 Supplement.

     On August 17, 1999, the Trust issued $412,500,000 Class A Series 1999-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.17% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.42% per annum above one month LIBOR (the "1999-4 Class A Certificates" and the "1999-4 Class B Certificates", respectively, and collectively, the "Series 1999-4 Certificates"), offered pursuant to a Prospectus Supplement dated August 9, 1999 to a Prospectus dated August 9, 1999 and issued under the Agreement, and the Series 1999-4 Supplement dated as of August 17, 1999 to the Agreement (the "Series 1999-4 Supplement"). Interest on the Series 1999-4 Certificates accrues from August 17, 1999 and is payable on September 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-4 Class A Certificates and the Series 1999-4 Class B Certificates is scheduled to be distributed on the July 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-4 Supplement.

     On August 17, 1999, the Trust issued $412,500,000 Class A Series 1999-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.24% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.48% per annum above one month LIBOR (the "1999-5 Class A Certificates" and the "1999-5 Class B Certificates", respectively, and collectively, the "Series 1999-5 Certificates"), offered pursuant to a Prospectus Supplement dated August 9, 1999 to a Prospectus dated August 9, 1999 and issued under the Agreement, and the Series 1999-5 Supplement dated as of August 17, 1999 to the Agreement (the "Series 1999-5 Supplement"). Interest on the Series 1999-5 Certificates accrues from August 17, 1999 and is payable on September 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-5 Class A Certificates and the Series 1999-5 Class B Certificates is scheduled to be distributed on the July 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-5 Supplement.

     On September 16, 1999, the Trust issued $412,500,000 Class A Series 1999-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.20% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.43% per annum above one month LIBOR (the "1999-6 Class A Certificates" and the "1999-6 Class B Certificates", respectively, and collectively, the "Series 1999-6 Certificates"), offered pursuant to a Prospectus Supplement dated September 10, 1999 to a Prospectus dated September 10, 1999 and issued under the Agreement, and the Series 1999-6 Supplement dated as of September 16, 1999 to the Agreement (the "Series 1999-6 Supplement"). Interest on the Series 1999-6 Certificates accrues from September 16, 1999 and is payable on October 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-6 Class A
Certificates and the Series 1999-6 Class B Certificates is scheduled to be distributed on the August 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-6 Supplement.

     On February 16, 2000, the Trust issued $432,500,000 Class A Series 2000-1 7.20% Asset Backed Certificates and $30,000,000 Class B Series 2000-1 7.40% Asset Backed Certificates (the "2000-1 Class A Certificates" and the "2000-1 Class B Certificates", respectively, and collectively, the "Series 2000-1 Certificates"), offered pursuant to a Prospectus Supplement dated February 8, 2000, to a Prospectus dated February 8, 2000 and issued under the Agreement, and the Series 2000-1 Supplement dated as of February 16, 2000 to the Agreement (the "Series 2000-1 Supplement"). Interest on the Series 2000-1 Certificates accrues from February 16, 2000 and is payable on March 15, 2000, and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-1 Class A Certificates and the Series 2000-1 Class B Certificates is scheduled to be distributed on the February 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-1 Supplement.

     On February 16, 2000, the Trust issued $412,500,000 Class A Series 2000-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.165% per annum above one month LIBOR, and $40,000,000 Class B Series 2000-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.350% per annum above one month LIBOR (the "2000-2 Class A Certificates" and the "2000-2 Class B Certificates", respectively, and collectively, the "Series 2000-2 Certificates"), offered pursuant to a Prospectus Supplement dated February 8, 2000 to a Prospectus dated February 8, 2000 and issued under the Agreement, and the Series 2000-2 Supplement dated as of February 16, 2000 to the Agreement (the "Series 2000-2 Supplement"). Interest on the Series 2000-2 Certificates accrues from February 16, 2000 and is payable on March 15, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-2 Class A Certificates and the Series 2000-2 Class B Certificates is scheduled to be distributed on the February 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-2 Supplement.

     On May 3, 2000, the Trust issued $825,000,000 Class A Series 2000-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.16% per annum above one month LIBOR, and $80,000,000 Class B Series 2000-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "2000-3 Class A Certificates" and the "2000-3 Class B Certificates", respectively, and collectively, the "Series 2000-3 Certificates"), offered pursuant to a Prospectus Supplement dated April 27, 2000 to a Prospectus dated April 27, 2000 and issued under the Agreement, and the Series 2000-3 Supplement dated as of May 3, 2000 to the Agreement (the "Series 2000-3 Supplement"). Interest on the Series 2000-3 Certificates accrues from May 3, 2000 and is payable on June 15, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-3 Class A Certificates and the Series 2000-3 Class B Certificates is scheduled to be distributed on the April 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-3 Supplement.

     On June 22, 2000, the Trust issued $1,000,000,000 Class A Series 2000-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.125% per annum above three month LIBOR, and $96,970,000 Class B Series 2000-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.350% per annum above three month LIBOR (the "2000-4 Class A Certificates" and the "2000-4 Class B Certificates", respectively, and collectively, the "Series 2000-4 Certificates"), offered pursuant to a Prospectus Supplement dated June 13, 2000 to a Prospectus dated June 13, 2000 and issued under the Agreement, and the Series 2000-4 Supplement dated as of June 22, 2000 to the Agreement (the "Series 2000-4 Supplement"). Interest on the Series 2000-4 Certificates accrues from June 22, 2000 and is payable on September 15, 2000 and on the fifteenth day of each March, June, September and December - which are the Distribution Dates as described above. Principal with respect to the Series 2000-4 Class A Certificates and the Series 2000-4 Class B Certificates is scheduled to be distributed on the September 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-4 Supplement.

     On September 15, 2000, the Trust issued $650,000,000 Class A Series 2000-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $63,030,000 Class B Series 2000-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "2000-5 Class A Certificates" and the "2000-5 Class B Certificates", respectively, and collectively, the "Series 2000-5 Certificates"), offered pursuant to a Prospectus Supplement dated September 8, 2000 to a Prospectus dated September 8, 2000 and issued under the Agreement, and the Series 2000-5 Supplement dated as of September 15, 2000 to the Agreement (the "Series 2000-5 Supplement"). Interest on the Series 2000-5 Certificates accrues from September 15, 2000 and is payable on October 16, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-5 Class A
Certificates and the Series 2000-5 Class B Certificates is scheduled to be distributed on the September 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-5 Supplement.

     On February 23, 2001, the Trust issued $618,750,000 Class A Series 2001-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $60,000,000 Class B Series 2001-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.42% per annum above one month LIBOR (the "2001-1 Class A Certificates" and the "2001-1 Class B Certificates", respectively, and collectively, the "Series 2001-1 Certificates"), offered pursuant to a Prospectus Supplement dated February 13, 2001 to a Prospectus dated February 13, 2001 and issued under the Agreement, and the Series 2001-1 Supplement dated as of February 16, 2001 to the Agreement (the "Series 2001-1 Supplement"). Interest on the Series 2001-1 Certificates accrues from February 23, 2001 and is payable on April 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-1 Class A Certificates and the Series 2001-1 Class B Certificates is scheduled to be distributed on the February 16, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-1 Supplement


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         20.1    Series 1996-1,  Series 1997-1,  Series 1998-1,  Series 1999-1,
                 Series 1999-2,  Series 1999-3,  Series 1999-4,  Series 1999-5,
                 Series 1999-6,  Series 2000-1,  Series 2000-2,  Series 2000-3,
                 Series 2000-4, Series 2000-5 and Series 2001-1 Monthly Servicer's Certificate dated March 12, 2001 for the March 15, 2001 Distribution Date.

                                SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: March 15, 2001




                         AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                         AMERICAN EXPRESS CENTURION BANK,
                         Transferor

                         By:     /s/ Rhonda Halpern
                                 -------------------------------------
                         Name:   Rhonda Halpern
                         Title:  Chief Financial Officer and Treasurer




                         AMERICAN EXPRESS RECEIVABLES
                         FINANCING CORPORATION II,
                         Transferor

                         By:     /s/  John D. Koslow
                                 -------------------------------------
                         Name:   John D. Koslow
                         Title:  Vice President and Treasurer

                                  EXHIBIT INDEX
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Designation       Description                                           Page
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Exhibit 20.1      Series 1996-1, Series 1997-1, Series 1998-1,             8
                  Series 1999-1, Series 1999-2, Series 1999-3,
                  Series 1999-4, Series 1999-5, Series 1999-6,
                  Series 2000-1, Series 2000-2, Series 2000-3,
                  Series 2000-4, Series  2000-5  and Series 2001-1
                  Monthly Servicer's  Certificate dated March 12,
                  2001 for the March 15, 2001 Distribution Date.